UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 21, 2008
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

United States	001-33246	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

I

INFORMATION TO BE INCLUDED IN REPORT

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On August 21, 2008, the Registrant issued a press release to report earnings for the year ended June 30, 2008. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

Section 8 – Other Events

Item 8.01	Other Events

On August 21, 2008, the Registrant issued a press release announcing that its Board of Directors had approved a stock repurchase program. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated August 21, 2008
99.2	Press Release dated August 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.
	By:	/s/ Gary T. Jolliffe
Date: August 21, 2008		Gary T. Jolliffe President and Chief Executive Officer